                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

                         SUPPLEMENT DATED JUNE 22, 2007
                                     TO THE
                                PROSPECTUSES FOR
                    MERRILL LYNCH INVESTOR CHOICE ANNUITY(SM)
                               (INVESTOR SERIES)
                              (DATED MAY 1, 2007)

This supplement updates the Prospectuses for Merrill Lynch Investor Choice Annuity(SM) (Investor Series) (the "Contract") issued by Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLNY"). Please retain this supplement with your Prospectus for your reference.


Effective June 25, 2007, the subaccount investing in the ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO (the "Portfolio") of the MLIG Variable Insurance Trust (the "Trust") will be closed to allocations of new premiums and incoming transfers of account value. However, it will not be closed to transfers pursuant to the Asset Allocation Program, automated transfers pursuant to the Dollar Cost Averaging Program, and automated payments under the Automatic Investment Feature.

Effective on or about October 1, 2007, Roszel Advisors, LLC will no longer include in asset allocation models any "Restricted Subaccounts" with interest crediting rates of 3% for purposes of the Guaranteed Minimum Income Benefit or the Greater of the Maximum Anniversary Value and Roll-Up Guaranteed Minimum Death Benefit. The subaccount investing in the Portfolio is a Restricted Subaccount. As a result, the subaccount investing in the Portfolio will no longer be included in any asset allocation models. It is anticipated that a substantial outflow of assets currently invested in the Portfolio will occur due to an asset allocation model change scheduled for October 1, 2007. Upon the recommendation of Roszel Advisors, LLC and prompted by the anticipation of a substantial outflow of assets currently invested in the Portfolio, the Trust's Board of Trustees has approved a plan of liquidation that would result in the liquidation of the Portfolio. In contemplation of the potential liquidation of the Portfolio, MLLIC and MLNY have selected the BlackRock Money Market V.I. Fund (Class I shares) as the replacement portfolio (the "Replacement Portfolio") and prepared a plan of substitution for the Portfolio, if it becomes necessary, under which any assets remaining in the Portfolio at the time of liquidation would be placed in the Replacement Portfolio.

If a substitution is warranted,the proposed substitution and liquidation will not be carried out unless shareholders of the Portfolio as of the record date approve the substitution. Contract owners invested in the Portfolio as of the record date will receive more information about the plan of substitution and the Replacement Portfolio in proxy solicitation materials that are expected to be mailed in July 2007. Such Contract owners will have an opportunity to instruct MLLIC and MLNY on how to vote the shares represented by their interest in the Contracts. If the Plan of Substitution is approved by shareholders, the substitution and the liquidation would be expected to become effective on or about October 1, 2007, or as soon as practicable thereafter
(the "Substitution Date").



                                                                     101880-0607

MLLIC and MLNY propose to carry out the proposed substitutions by redeeming shares of the Portfolios and purchasing shares of the corresponding Replacement Portfolio. Any account value that you have allocated to the subaccount investing in the Portfolio on the Substitution Date will, in effect, be transferred to a subaccount investing in the Replacement Portfolio. At any time prior to the proposed substitution, or within 90 days after the proposed substitution, you may make one transfer of account value from the subaccount investing in the Portfolio (before the substitution) or the Replacement Portfolio (after the substitution) to any other available subaccount(s) without that transfer counting towards the number of transfers permitted without charge.

In lieu of the transfer rights discussed above, and subject to applicable tax law, you may elect to receive in cash (a) the value of your interest in the Portfolio prior to the substitution, or (b) the value of your interest actually transferred from a subaccount investing in the Portfolio to a subaccount investing in the Replacement Portfolio after the substitution, by exercising your partial withdrawal rights under the Contract. Such a partial withdrawal may have adverse tax consequences, and also may negatively impact certain features and benefits under your Contract. If you elect to make a partial withdrawal within 30 days after the substitution, we will waive any surrender charges attributable to such amounts. This offer to waive surrender charges will not apply to amounts that have been transferred to the Portfolio from the other investment options after the date of this supplement.



IF YOU ARE ENROLLED IN THE ASSET ALLOCATION PROGRAM: If you are enrolled in the Asset Allocation Program, the asset allocation models will be changed on the Substitution Date and asset allocation assets will be removed from the Portfolio immediately prior to the Substitution.

IF YOU ARE NOT ENROLLED IN THE ASSET ALLOCATION PROGRAM: If you are invested in the Portfolio, but you are not enrolled in the Asset Allocation Program, we encourage you to contact your Financial Advisor to transfer any amounts currently allocated to the Portfolio to another investment option available under your Contract as soon as possible. You may also obtain an additional copy of the Prospectus which describes the other investment options available under your Contract, and a transfer request form by calling our Service Center (see the contact information referenced at the end of this supplement). The Prospectus describes the 59 other available investment options, offering a wide variety of investment objectives and strategies.

Effective June 25, 2007, the subaccount investing in the Portfolio will be closed to allocations of new premiums and incoming transfers of account value. However, it will not be closed to automated transfers pursuant to the Dollar Cost Averaging Program or automated payments under the Automatic Investment Feature. If you are enrolled in the Dollar Cost Averaging Program or you make payments under the Automatic Investment Feature, you must provide our Service Center with new instructions as soon as possible to avoid continuing to invest in the Portfolio. Accordingly, if your existing allocation instructions include the subaccount investing in the Portfolio, any new premium payment or transfer of account value to that subaccount prior to or after the Substitution Date will be rejected, and we will contact you for alternate instructions.

The BlackRock Money Market V.I. Fund's investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the forgoing objectives. It is advised by BlackRock Advisors, LLC and subadvised by BlackRock Institutional Management Corporation.

For the year ended December 31, 2006, BlackRock Money Market V.I. Fund expenses were lower than the Portfolio's expenses (both before and after expense reimbursements).

 ANNUAL                     BLACKROCK MONEY                ROSZEL/JPMORGAN MULTI-CAP
 EXPENSES                   MARKET V.I. FUND                MARKET NEUTRAL PORTFOLIO
--------------------------------------------------------------------------------------
Investment Advisory                0.50%                                1.50%
Fees
--------------------------------------------------------------------------------------
12b-1 Fees                           --                                   --
--------------------------------------------------------------------------------------
Other Expenses                     0.08%                                0.89%
--------------------------------------------------------------------------------------
Acquired Fund Fees                   --                                   --
--------------------------------------------------------------------------------------
Total Annual Operating             0.58%                                2.39%
Expenses
--------------------------------------------------------------------------------------
Expense Reimbursements               --                                (0.54%)
--------------------------------------------------------------------------------------
Net Expenses                       0.58%                                1.85%
--------------------------------------------------------------------------------------

                                     * * *


If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Investor Choice Annuity Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Investor Choice Annuity Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Investor Choice Annuity Prospectus for your reference.